UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / MARCH 31, 2009

Western Asset High Income Opportunity Fund Inc.

(HIO)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	18

Statement of operations	19

Statements of changes in net assets	20

Financial highlights	21

Notes to financial statements	22

Board approval of management and subadvisory agreements	31

Additional shareholder information	36

Dividend reinvestment plan	37

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Company Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended March 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the advance estimate for first quarter 2009 GDP decline was 6.1%.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. Based on a variety of economic indicators, we believe it is now likely that the current recession could be the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.1 million jobs have been shed, with more than two million being lost during the first three months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.1% to 8.5% in March 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, has yet to bottom. This is evidenced by the 41% decline in new home sales in February 2009 versus February 2008. In addition, the median price of a new home fell more than 18% over those twelve months. However, not all of the economic news is bad. Inflation remains low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the

Western Asset High Income Opportunity Fund Inc.	I

Letter from the chairman continued

federal funds rateiii from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25%—a historic low—and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee ... anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•  Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•  Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•  Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac back in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the six-month reporting period ended March 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide

II	Western Asset High Income Opportunity Fund Inc.

range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended March 31, 2009, two-year Treasury yields fell from 2.00% to 0.81%. Over the same time frame, ten-year Treasury yields moved from 3.85% to 2.71%. For the six-month period ended March 31, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 4.70%.

Periods of increased investor risk aversion caused the high-yield bond market to produce poor results over the six months ended March 31, 2009. While the asset class posted strong returns during three of the last four months of the reporting period, it was not enough to overcome earlier flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in October and November 2008. All told, over the six months ended March 31, 2009, the Citigroup High Yield Market Indexv returned -13.12%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices lower during the six-month reporting period. While the asset class rallied on several occasions, it was not enough to offset its sharp loss in October 2008, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -14.89% for the month. Over the six months ended March 31, 2009, the EMBI Global returned -2.83%.

Performance review

For the six months ended March 31, 2009, Western Asset High Income Opportunity Fund Inc. returned -18.81% based on its net asset value (“NAV”)vii and 3.33% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexviii, returned -12.65% for the same period. The Lipper High Current Yield Closed-End Funds Category Averageix returned -21.46% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the Fund made distributions to common shareholders totaling $0.30 per share, which may have included a return of capital. The performance table on the next page shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2009. Past performance is no guarantee of future results.

Western Asset High Income Opportunity Fund Inc.	III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of March 31, 2009 (unaudited)

6-MONTH TOTAL RETURN*
PRICE PER SHARE	(not annualized)
$4.21 (NAV)	-18.81%
$4.16 (Market Price)	3.33%

  All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

IV	Western Asset High Income Opportunity Fund Inc.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2009

Western Asset High Income Opportunity Fund Inc.	V

Letter from the chairman continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 5 funds in the Fund’s Lipper category.

VI	Western Asset High Income Opportunity Fund Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited)

March 31, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 91.2%
CONSUMER DISCRETIONARY — 13.5%
	Auto Components — 0.4%
$2,020,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$818,100
660,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	132,000
	Visteon Corp., Senior Notes:
1,722,000	8.250% due 8/1/10	94,710
3,766,000	12.250% due 12/31/16(a)	207,130
	Total Auto Components	1,251,940
	Automobiles — 0.5%
505,000	Ford Motor Co., Debentures, 8.900% due 1/15/32	155,288
	General Motors Corp.:
3,060,000	Notes, 7.200% due 1/15/11	504,900
4,550,000	Senior Debentures, 8.375% due 7/15/33	568,750
2,125,000	Senior Notes, 7.125% due 7/15/13	313,437
	Total Automobiles	1,542,375
	Diversified Consumer Services — 0.8%
	Education Management LLC/Education Management Finance Corp.:
165,000	Senior Notes, 8.750% due 6/1/14	156,750
2,555,000	Senior Subordinated Notes, 10.250% due 6/1/16	2,401,700
	Total Diversified Consumer Services	2,558,450
	Hotels, Restaurants & Leisure — 3.2%
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.125% due 2/1/16	367,875
2,345,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)(d)	11,960
2,660,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	877,800
1,450,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	1,254,250
618,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	537,660
1,400,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	371,000
1,095,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	804,825
445,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15(a)	15,575
	Harrah’s Operating Co. Inc.:
843,000	Senior Notes, 10.750% due 2/1/16	164,385
193,000	Senior Secured Notes, 10.000% due 12/15/18(a)	58,865
1,640,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	885,600
2,820,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	310,200

See Notes to Financial Statements.

2	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 3.2% continued
$1,205,000	MGM MIRAGE Inc., Senior Notes, 8.500% due 9/15/10	$500,075
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
615,000	6.375% due 7/15/09	507,375
225,000	6.875% due 2/15/15	57,375
2,135,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)	1,782,725
1,065,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	399,375
790,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(e)	201,450
	Station Casinos Inc.:
	Senior Notes:
1,515,000	6.000% due 4/1/12(c)	386,325
2,265,000	7.750% due 8/15/16(c)	532,275
85,000	Senior Subordinated Notes, 6.625% due 3/15/18(c)	4,675
	Total Hotels, Restaurants & Leisure	10,031,645
	Household Durables — 1.5%
200,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	99,000
1,885,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	1,321,856
1,790,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,530,450
2,230,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	1,772,850
	Total Household Durables	4,724,156
	Internet & Catalog Retail — 0.3%
155,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	132,525
1,030,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	705,550
	Total Internet & Catalog Retail	838,075
	Media — 4.7%
	Affinion Group Inc.:
380,000	Senior Notes, 10.125% due 10/15/13	290,700
4,200,000	Senior Subordinated Notes, 11.500% due 10/15/15	2,625,000
	CCH I LLC/CCH I Capital Corp.:
930,000	Senior Notes, 11.000% due 10/1/15(c)	97,650
6,965,000	Senior Secured Notes, 11.000% due 10/1/15(c)	783,562
765,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(c)	684,675
	Cengage Learning Acquisitions Inc.:
1,080,000	Senior Notes, 10.500% due 1/15/15(a)	558,900
1,790,000	Senior Subordinated Notes, step bond to yield 13.249% due 7/15/15(a)	707,050
360,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)(f)	3,600

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Media — 4.7% continued
$650,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)	$7,313
2,930,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(c)	2,856,750
760,000	CSC Holdings Inc., Senior Notes, 6.750% due 4/15/12	735,300
670,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	680,887
	DISH DBS Corp., Senior Notes:
980,000	6.625% due 10/1/14	879,550
770,000	7.750% due 5/31/15	712,250
2,325,000	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	1,967,829
2,160,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	67,500
1,915,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16	119,688
290,000	R.H. Donnelley Inc., 11.750% due 5/15/15(a)	39,150
1,060,000	Sun Media Corp., 7.625% due 2/15/13	609,500
535,000	Univision Communications Inc., Senior Notes, 7.850% due 7/15/11	345,075
	Total Media	14,771,929
	Multiline Retail — 1.3%
	Dollar General Corp.:
1,990,000	Senior Notes, 10.625% due 7/15/15	1,994,975
670,000	Senior Subordinated Notes, 11.875% due 7/15/17(b)	661,625
	Neiman Marcus Group Inc.:
4,085,000	Senior Notes, 9.000% due 10/15/15(b)	1,332,731
215,000	Senior Secured Notes, 7.125% due 6/1/28	87,075
55,000	Senior Subordinated Notes, 10.375% due 10/15/15	17,875
	Total Multiline Retail	4,094,281
	Specialty Retail — 0.6%
225,000	AutoNation Inc., Senior Notes, 3.094% due 4/15/13(e)	190,125
1,805,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	821,275
365,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	333,975
825,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	392,906
	Total Specialty Retail	1,738,281
	Textiles, Apparel & Luxury Goods — 0.2%
960,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	705,600
	TOTAL CONSUMER DISCRETIONARY	42,256,732
CONSUMER STAPLES — 2.4%
	Food & Staples Retailing — 0.1%
276,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	294,071

See Notes to Financial Statements.

4	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Food Products — 1.3%
	Dole Food Co. Inc., Senior Notes:
$3,695,000	7.250% due 6/15/10	$3,417,875
445,000	8.875% due 3/15/11	381,588
250,000	13.875% due 3/15/14(a)	244,375
	Total Food Products	4,043,838
	Household Products — 0.4%
1,235,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,130,025
	Tobacco — 0.6%
	Alliance One International Inc., Senior Notes:
385,000	8.500% due 5/15/12	329,175
1,780,000	11.000% due 5/15/12	1,664,300
	Total Tobacco	1,993,475
	TOTAL CONSUMER STAPLES	7,461,409
ENERGY — 13.8%
	Energy Equipment & Services — 2.6%
2,305,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	2,770,511
1,150,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	736,000
1,350,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	857,250
400,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	396,000
60,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	54,673
3,270,000	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	3,127,516
	Total Energy Equipment & Services	7,941,950
	Oil, Gas & Consumable Fuels — 11.2%
1,740,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	983,100
3,732,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	2,612,400
	Chesapeake Energy Corp., Senior Notes:
780,000	9.500% due 2/15/15	762,450
2,845,000	6.625% due 1/15/16	2,382,687
1,180,000	6.250% due 1/15/18	926,300
365,000	7.250% due 12/15/18	301,581
360,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	286,200
4,056,679	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 9.753% due 4/15/10(a)(b)(e)	1,886,356
	El Paso Corp.:
540,000	Medium-Term Notes, 7.800% due 8/1/31	406,189
340,000	Senior Notes, 8.250% due 2/15/16	319,600

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 11.2% continued
	Enterprise Products Operating LLP:
$1,380,000	Junior Subordinated Notes, 8.375% due 8/1/66(e)	$925,710
620,000	Subordinated Notes, 7.034% due 1/15/68(e)	388,047
2,500,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,950,000
1,410,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	1,314,825
2,585,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	1,667,325
	Mariner Energy Inc., Senior Notes:
940,000	7.500% due 4/15/13	700,300
555,000	8.000% due 5/15/17	369,075
1,060,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	744,650
	OPTI Canada Inc., Senior Secured Notes:
440,000	7.875% due 12/15/14	194,700
915,000	8.250% due 12/15/14	414,037
1,420,000	Parallel Petroleum Corp., 10.250% due 8/1/14	816,500
1,495,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	1,442,675
	Petroplus Finance Ltd., Senior Notes:
630,000	6.750% due 5/1/14(a)	469,350
780,000	7.000% due 5/1/17(a)	565,500
850,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	807,500
1,200,000	Quicksilver Resources Inc., 8.250% due 8/1/15	780,000
4,980,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	3,261,900
3,485,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(d)	139,400
1,020,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	989,400
350,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	255,500
700,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	675,500
1,595,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16(a)	1,602,975
1,415,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	77,825
1,325,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	854,625
1,275,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	962,625
1,990,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	1,810,112
	Total Oil, Gas & Consumable Fuels	35,046,919
	TOTAL ENERGY	42,988,869
FINANCIALS — 11.1%
	Commercial Banks — 0.5%
500,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	210,000
	TuranAlem Finance BV, Bonds:
1,530,000	8.250% due 1/22/37(a)	321,300
470,000	8.250% due 1/22/37(a)	105,750

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Commercial Banks — 0.5% continued
$ 1,295,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/44(e)	$ 946,124
	Total Commercial Banks	1,583,174
	Consumer Finance — 5.7%
2,975,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	2,513,875
	Ford Motor Credit Co.:
925,000	Notes, 7.875% due 6/15/10	764,623
	Senior Notes:
1,037,000	6.570% due 6/15/11(e)	732,381
1,370,000	4.010% due 1/13/12(e)	864,813
9,860,000	12.000% due 5/15/15	7,479,273
	GMAC LLC:
	Senior Notes:
1,157,000	7.500% due 12/31/13(a)	556,598
5,234,000	8.000% due 11/1/31(a)	2,522,212
234,000	Subordinated Notes, 8.000% due 12/31/18(a)	67,998
3,170,000	SLM Corp., Senior Notes, 1.319% due 7/26/10(e)	2,251,049
	Total Consumer Finance	17,752,822
	Diversified Financial Services — 2.5%
1,250,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	518,750
2,040,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(e)(g)	1,313,660
	Leucadia National Corp., Senior Notes:
1,220,000	8.125% due 9/15/15	971,425
450,000	7.125% due 3/15/17	310,500
	TNK-BP Finance SA:
1,525,000	7.875% due 3/13/18(a)	1,044,625
	Senior Notes:
150,000	7.500% due 7/18/16(a)	109,500
744,000	7.875% due 3/13/18(a)	524,520
2,850,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 12.732% due 10/1/15	2,379,750
765,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	678,938
	Total Diversified Financial Services	7,851,668
	Insurance — 0.1%
2,830,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(e)	241,187
	Real Estate Investment Trusts (REITs) — 0.5%
75,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	32,625
425,000	Host Hotels & Resorts, LP, Senior Notes, 6.375% due 3/15/15	316,625

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Real Estate Investment Trusts (REITs) — 0.5% continued
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
$ 360,000	6.500% due 6/1/16	$ 313,200
1,165,000	6.750% due 4/1/17	1,001,900
	Total Real Estate Investment Trusts (REITs)	1,664,350
	Real Estate Management & Development — 0.4%
660,400	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(f)	249,051
	Realogy Corp.:
2,300,000	Senior Notes, 10.500% due 4/15/14	655,500
2,045,000	Senior Subordinated Notes, 12.375% due 4/15/15	357,875
193,381	Senior Toggle Notes, 11.000% due 4/15/14(b)	32,875
	Total Real Estate Management & Development	1,295,301
	Thrifts & Mortgage Finance — 1.4%
5,500,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27(f)	4,241,875
	TOTAL FINANCIALS	34,630,377
HEALTH CARE — 8.1%
	Health Care Equipment & Supplies — 0.7%
	Biomet Inc., Senior Notes:
2,110,000	10.375% due 10/15/17(b)	1,793,500
310,000	11.625% due 10/15/17	275,125
	Total Health Care Equipment & Supplies	2,068,625
	Health Care Providers & Services — 7.4%
490,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	465,500
3,245,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	2,060,575
	DaVita Inc.:
230,000	Senior Notes, 6.625% due 3/15/13	224,250
1,640,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,584,650
	HCA Inc.:
3,920,000	Debentures, 7.500% due 11/15/95	1,848,076
40,000	Senior Notes, 6.250% due 2/15/13	30,200
	Senior Secured Notes:
870,000	9.250% due 11/15/16	793,875
3,445,000	9.625% due 11/15/16(b)	2,756,000
2,000,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,890,000
	Tenet Healthcare Corp., Senior Notes:
4,250,000	7.375% due 2/1/13	3,400,000
1,200,000	9.000% due 5/1/15(a)	1,164,000
2,465,000	10.000% due 5/1/18(a)	2,397,213

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 7.4% continued
	Universal Hospital Services Inc., Senior Secured Notes:
$ 530,000	5.943% due 6/1/15(e)	$ 386,900
1,990,000	8.500% due 6/1/15(b)	1,781,050
3,929,000	US Oncology Holdings Inc., Senior Notes, 6.904% due 3/15/12(b)(e)	2,377,045
	Total Health Care Providers & Services	23,159,334
	Pharmaceuticals — 0.0%
4,870,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(d)	24,350
	TOTAL HEALTH CARE	25,252,309
INDUSTRIALS — 12.0%
	Aerospace & Defense — 0.7%
	Hawker Beechcraft Acquisition Co., Senior Notes:
1,055,000	8.500% due 4/1/15	274,300
5,880,000	8.875% due 4/1/15(b)	690,900
1,460,000	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	1,361,450
	Total Aerospace & Defense	2,326,650
	Airlines — 2.4%
	Continental Airlines Inc., Pass-Through Certificates:
227,865	8.312% due 4/2/11(f)	177,735
930,000	7.339% due 4/19/14	581,250
4,690,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,195,950
	United Airlines Inc., Pass-Through Certificates:
2,268,135	7.811% due 10/1/09(f)	2,335,833
1,045,000	6.831% due 3/1/10	1,045,000
962,968	8.030% due 7/1/11	962,968
460,000	6.932% due 9/1/11(c)	552,626
1,017,933	8.954% due 8/10/14(f)	605,670
	Total Airlines	7,457,032
	Building Products — 0.9%
	Associated Materials Inc.:
4,875,000	Senior Discount Notes, 11.250% due 3/1/14	1,486,875
945,000	Senior Subordinated Notes, 9.750% due 4/15/12	751,275
760,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13	321,100
3,800,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.352% due 3/1/14	247,000
	Total Building Products	2,806,250
	Commercial Services & Supplies — 3.3%
5,320,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	5,014,100
2,150,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	2,074,750

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Commercial Services & Supplies — 3.3% continued
$ 2,495,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	$ 1,235,025
	US Investigations Services Inc., Senior Subordinated Notes:
280,000	10.500% due 11/1/15(a)	214,900
2,405,000	11.750% due 5/1/16(a)	1,731,600
	Total Commercial Services & Supplies	10,270,375
	Construction & Engineering — 0.5%
1,500,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	1,473,750
	Electrical Equipment — 0.1%
600,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	183,000
	Machinery — 0.3%
730,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	511,000
425,000	Terex Corp., Senior Subordinated Notes, 8.000% due 11/15/17	346,375
	Total Machinery	857,375
	Road & Rail — 2.4%
5,280,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	2,323,200
	Kansas City Southern de Mexico, Senior Notes:
3,210,000	9.375% due 5/1/12	2,937,150
1,180,000	7.625% due 12/1/13	961,700
520,000	7.375% due 6/1/14	413,400
565,000	12.500% due 4/1/16(a)	538,162
355,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	363,875
	Total Road & Rail	7,537,487
	Trading Companies & Distributors — 1.2%
1,530,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	879,750
465,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	267,375
2,755,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,749,425
2,410,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	795,300
	Total Trading Companies & Distributors	3,691,850
	Transportation Infrastructure — 0.2%
	Swift Transportation Co., Senior Secured Notes:
2,330,000	8.984% due 5/15/15(a)(e)	524,250
1,325,000	12.500% due 5/15/17(a)	298,125
	Total Transportation Infrastructure	822,375
	TOTAL INDUSTRIALS	37,426,144
INFORMATION TECHNOLOGY — 1.6%
	Communications Equipment — 0.4%
3,140,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	1,208,900
	Electronic Equipment, Instruments & Components — 0.0%
110,000	NXP BV/NXP Funding LLC, Senior Secured Notes, 3.844% due 10/15/13(e)	18,975

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	IT Services — 0.7%
$ 1,430,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	$ 550,550
	First Data Corp.:
250,000	5.625% due 11/1/11	125,000
1,385,000	Senior Notes, 9.875% due 9/24/15(a)	817,150
1,090,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	768,450
	Total IT Services	2,261,150
	Semiconductors & Semiconductor Equipment — 0.1%
	Freescale Semiconductor Inc.:
	Senior Notes:
1,315,000	8.875% due 12/15/14	282,725
330,000	9.125% due 12/15/14(b)	26,400
	Senior Subordinated Notes:
445,000	10.125% due 12/15/16	82,325
	Total Semiconductors & Semiconductor Equipment	391,450
	Software — 0.4%
1,820,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	1,123,850
	TOTAL INFORMATION TECHNOLOGY	5,004,325
MATERIALS — 6.5%
	Chemicals — 0.7%
3,670,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16(i)	275,250
440,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	182,600
1,440,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(f)	1,373,250
494,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	348,270
	Total Chemicals	2,179,370
	Containers & Packaging — 0.8%
325,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	211,250
365,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	257,325
725,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(f)	0
640,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16	641,600
1,980,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	1,455,300
	Total Containers & Packaging	2,565,475
	Metals & Mining — 2.7%
1,645,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	1,540,245
2,345,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,418,725
4,550,000	Noranda Aluminium Acquisition Corp., Senior Notes, 6.595% due 5/15/15(b)(e)	1,433,250
3,595,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	1,455,975
4,575,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	2,619,187
	Total Metals & Mining	8,467,382

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Paper & Forest Products — 2.3%
	Abitibi-Consolidated Co. of Canada:
$ 2,415,000	Senior Notes, 15.500% due 7/15/10(a)(j)	$ 374,325
4,525,000	Senior Secured Notes, 13.750% due 4/1/11(a)(j)	3,914,125
	Appleton Papers Inc.:
125,000	Senior Notes, 8.125% due 6/15/11	75,938
4,660,000	Senior Subordinated Notes, 9.750% due 6/15/14	862,100
	NewPage Corp., Senior Secured Notes:
4,315,000	7.420% due 5/1/12(e)	1,402,375
955,000	10.000% due 5/1/12	336,637
829,808	Newpage Holding Corp., Senior Notes, 10.265% due 11/1/13(b)(e)	26,969
830,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	199,200
	Total Paper & Forest Products	7,191,669
	TOTAL MATERIALS	20,403,896
TELECOMMUNICATION SERVICES — 12.5%
	Diversified Telecommunication Services — 7.8%
385,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	263,725
1,555,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(c)(d)(f)	0
980,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)	9,800
1,345,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	1,311,375
2,200,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14(a)	2,079,000
1,720,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.997% due 2/1/15(a)	1,436,200
	Intelsat Jackson Holdings Ltd., Senior Notes:
170,000	9.500% due 6/15/16(a)	160,650
3,935,000	11.500% due 6/15/16(a)	3,679,225
260,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	246,350
	Level 3 Financing Inc., Senior Notes:
2,815,000	12.250% due 3/15/13	2,125,325
2,320,000	9.250% due 11/1/14	1,612,400
2,200,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	2,068,000
240,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	208,800
4,245,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)	1,772,288
1,417,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	1,324,895
3,950,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	3,930,250
2,270,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	2,241,625
	Total Diversified Telecommunication Services	24,469,908

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Wireless Telecommunication Services — 4.7%
$ 1,340,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	$ 1,595,653
610,000	iPCS Inc., Senior Secured Notes, 3.295% due 5/1/13(e)	460,550
	MetroPCS Wireless Inc., Senior Notes:
960,000	9.250% due 11/1/14(a)	931,200
760,000	9.250% due 11/1/14	741,000
	Sprint Capital Corp., Senior Notes:
2,630,000	7.625% due 1/30/11	2,445,900
605,000	8.375% due 3/15/12	547,525
655,000	6.875% due 11/15/28	402,825
8,315,000	8.750% due 3/15/32	5,612,625
3,700,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	1,794,500
	Total Wireless Telecommunication Services	14,531,778
	TOTAL TELECOMMUNICATION SERVICES	39,001,686
UTILITIES — 9.7%
	Electric Utilities — 0.3%
2,710,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(b)	1,016,250
	Gas Utilities — 0.9%
2,730,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	2,607,150
	Independent Power Producers & Energy Traders — 8.5%
	AES Corp.:
1,540,000	Secured Notes, 8.750% due 5/15/13(a)	1,524,600
	Senior Notes:
3,435,000	8.000% due 10/15/17	2,962,687
560,000	8.000% due 6/1/20(a)	456,400
	Dynegy Holdings Inc.:
2,090,000	Senior Debentures, 7.625% due 10/15/26	909,150
3,770,000	Senior Notes, 7.750% due 6/1/19	2,469,350
320,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	242,400
	Edison Mission Energy, Senior Notes:
1,670,000	7.750% due 6/15/16	1,277,550
1,150,000	7.200% due 5/15/19	805,000
1,785,000	7.625% due 5/15/27	1,079,925
18,785,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(b)	8,030,587
1,159,410	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	1,101,440
1,200,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,092,000

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 8.5% continued
	NRG Energy Inc., Senior Notes:
$ 4,720,000	7.250% due 2/1/14	$ 4,448,600
105,000	7.375% due 1/15/17	97,913
	Total Independent Power Producers & Energy Traders	26,497,602
	TOTAL UTILITIES	30,121,002
	TOTAL CORPORATE BONDS & NOTES (Cost — $438,474,289)	284,546,749
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
9,956,016	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(d)(f) (Cost — $10,617,079)	0
CONVERTIBLE BONDS & NOTES — 1.0%
CONSUMER DISCRETIONARY — 0.7%
	Media — 0.7%
4,030,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	2,186,275
INDUSTRIALS — 0.3%
	Marine — 0.3%
1,685,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	815,119
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $3,613,641)	3,001,394
COLLATERALIZED MORTGAGE OBLIGATION — 0.2%
1,524,873	Countrywide Home Loan Mortgage Pass-Through Trust, 5.214% due 4/20/35(e) (Cost — $938,177)	731,402
COLLATERALIZED SENIOR LOANS — 1.4%
CONSUMER DISCRETIONARY — 0.6%
	Auto Components — 0.5%
2,175,710	Allison Transmission Inc., Term Loan B, 3.759% due 8/7/14(e)	1,452,892
	Media — 0.1%
997,455	Idearc Inc., Term Loan B, 3.415% due 11/1/14(e)	385,267
	TOTAL CONSUMER DISCRETIONARY	1,838,159
ENERGY — 0.7%
	Energy Equipment & Services — 0.6%
2,557,456	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(b)(d)(e)	1,803,006
	Oil, Gas & Consumable Fuels — 0.1%
1,500,000	Stallion Oilfield Services, Term Loan, 7.736% due 7/31/12(e)	221,250
	TOTAL ENERGY	2,024,256
INDUSTRIALS — 0.1%
	Trading Companies & Distributors — 0.1%
1,120,195	Penhall International Corp., Term Loan, 9.883% due 4/1/12(e)	392,068

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
MATERIALS — 0.0%
	Paper & Forest Products — 0.0%
$ 459,712	Verso Paper Holdings LLC, 10.012% due 2/1/13(e)	$ 137,914
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $8,129,462)	4,392,397
SOVEREIGN BOND — 0.9%
	Russia — 0.9%
2,784,000	Russian Federation, 7.500% due 3/31/30(a) (Cost — $3,048,477)	2,652,957
SHARES
COMMON STOCKS — 0.0%
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
73,499	Aurora Foods Inc.(d)(f)*	0
MATERIALS — 0.0%
	Chemicals — 0.0%
1	Pliant Corp.(d)(f)*	0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
3,736	McLeodUSA Inc., Class A Shares(d)(f)*	0
20,125	Pagemart Wireless(d)(f)*	201
	TOTAL TELECOMMUNICATION SERVICES	201
	TOTAL COMMON STOCKS (Cost — $243,867)	201
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
	Diversified Financial Services — 0.6%
3,030	Bank of America Corp., 7.250%	1,286,235
18,400	Citigroup Inc., 6.500%	503,240
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $3,928,006)	1,789,475
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
22,300	Corts-Ford Motor Co., 7.400%	129,340
17,100	Corts-Ford Motor Co., 8.000%	95,418
1,600	Ford Motor Co., Series F, 7.550%	9,520

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	15

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SHARES	SECURITY	VALUE
	Automobiles — 0.1% continued
10,100	General Motors Corp., 7.250%	$ 28,785
2,200	General Motors Corp., 7.375%	6,402
400	General Motors Corp., 7.375%	1,228
900	General Motors Corp., 7.500%	2,691
31,700	General Motors Corp., 7.500%	90,662
	Total Automobiles	364,046
	Media — 0.0%
4	ION Media Networks Inc., Series B, 12.000%(d)(f)*	0
	TOTAL CONSUMER DISCRETIONARY	364,046
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
1,181	Preferred Blocker Inc., 7.000%(a)	235,203
	Diversified Financial Services — 0.0%
3,400	Preferred Plus, Trust, Series FRD-1, 7.400%	18,972
8,400	Saturns, Series F 2003-5, 8.125%	47,880
	Total Diversified Financial Services	66,852
	Thrifts & Mortgage Finance — 0.0%
37,200	Federal National Mortgage Association (FNMA), 8.250%(e)(h)*	26,412
	TOTAL FINANCIALS	328,467
	TOTAL PREFERRED STOCKS (Cost — $2,974,177)	692,513
WARRANTS
WARRANTS — 0.0%
1,705	Cybernet Internet Services International Inc., Expires 7/1/09(d)(f)*	0
1,555	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(d)(f)*	0
1,000	Jazztel PLC, Expires 7/15/10(d)(f)*	0
1,765	Merrill Corp., Class B Shares, Expires 5/5/09(d)(f)*	0
	TOTAL WARRANTS (Cost — $331,527)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $472,298,702)	297,807,088
FACE AMOUNT
SHORT-TERM INVESTMENT — 0.3%
	Repurchase Agreement — 0.3%
$ 902,000	Morgan Stanley tri-party repurchase agreement dated 3/31/09, 0.160% due 4/1/09; Proceeds at maturity — $902,004; (Fully collateralized by U.S. government agency obligations, 2.625% due 3/19/12; Market value $924,697) (Cost — $902,000)	902,000
	TOTAL INVESTMENTS — 95.8% (Cost — $473,200,702#)	298,709,088
	Other Assets in Excess of Liabilities — 4.2%	13,222,203
	TOTAL NET ASSETS — 100.0%	$ 311,931,291

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is currently in default.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(i)	Subsequent to March 31, 2009, this security is in default as of April 15, 2009.
(j)	Subsequent to March 31, 2009, this security is in default as of April 1, 2009.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GMAC – General Motors Acceptance Corp.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

March 31, 2009

ASSETS:
Investments, at value (Cost — $473,200,702)	$298,709,088
Cash	138
Interest and dividends receivable	12,512,678
Receivable for securities sold	932,974
Deposits with brokers for swap contracts	900,000
Receivable for open swap contracts	5,119
Prepaid expenses	62,103
Other receivables	166,111
Total Assets	313,288,211
LIABILITIES:
Unrealized depreciation on swaps	560,647
Premiums received for open swaps	438,267
Investment management fee payable	206,305
Payable for open swap contracts	25,919
Payable for securities purchased	15,998
Directors’ fees payable	13,719
Accrued expenses	96,065
Total Liabilities	1,356,920
TOTAL NET ASSETS	$311,931,291
NET ASSETS:
Par value ($0.001 par value; 74,102,685 shares issued and outstanding; 500,000,000 shares authorized)	$74,103
Paid-in capital in excess of par value	813,463,759
Undistributed net investment income	4,882,060
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(331,436,370)
Net unrealized depreciation on investments and swap contracts	(175,052,261)
TOTAL NET ASSETS	$311,931,291
Shares Outstanding	74,102,685
Net Asset Value	$4.21

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2009

INVESTMENT INCOME:
Interest	$24,367,323
Dividends	255,468
Total Investment Income	24,622,791
EXPENSES:
Investment management fee (Note 2)	1,286,392
Legal fees	178,330
Excise tax (Note 1)	81,388
Directors’ fees	65,826
Shareholder reports	60,704
Stock exchange listing fees	30,687
Audit and tax	18,932
Transfer agent fees	12,301
Custody fees	5,180
Insurance	4,198
Miscellaneous expenses	5,417
Total Expenses	1,749,355
NET INVESTMENT INCOME	22,873,436
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(37,891,586)
Written options	51,300
Swap contracts	174,093
Foreign currency transactions	(6,501)
Net Realized Loss	(37,672,694)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(64,797,825)
Written options	(42,998)
Swap contracts	(560,647)
Change in Net Unrealized Appreciation/Depreciation	(65,401,470)
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(103,074,164)
DECREASE IN NET ASSETS FROM OPERATIONS	$(80,200,728)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	19

Statements of changes in net assets

FOR THE SIX MONTHS ENDED MARCH 31, 2009 (unaudited) AND THE YEAR ENDED SEPTEMBER 30, 2008	2009	2008
OPERATIONS:
Net investment income	$22,873,436	$43,397,535
Net realized loss	(37,672,694)	(16,109,083)
Change in net unrealized appreciation/depreciation	(65,401,470)	(91,797,128)
Decrease in Net Assets From Operations	(80,200,728)	(64,508,676)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(22,186,726)	(41,768,856)
Decrease in Net Assets From Distributions to Shareholders	(22,186,726)	(41,768,856)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestments of distributions (175,506 and 0 shares issued, respectively)	745,378	—
Increase in Net Assets From Fund Share Transactions	745,378	—
DECREASE IN NET ASSETS	(101,642,076)	(106,277,532)
NET ASSETS:
Beginning of period	413,573,367	519,850,899
End of period*	$311,931,291	$413,573,367
* Includes undistributed net investment income of:	$4,882,060	$4,195,350

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30, UNLESS OTHERWISE NOTED:

	2009[1]	2008[2]	2007[2]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$5.59	$7.03	$7.12	$7.15	$7.28	$7.08
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.31	0.59	0.55	0.54	0.52	0.56
Net realized and unrealized gain (loss)	(1.39)	(1.46)	(0.08)	(0.07)	(0.10)	0.24
Total income (loss) from operations	(1.08)	(0.87)	0.47	0.47	0.42	0.80
LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.57)	(0.56)	(0.50)	(0.55)	(0.57)
Return of capital	—	—	—	—	—	(0.03)
Total distributions	(0.30)	(0.57)	(0.56)	(0.50)	(0.55)	(0.60)
NET ASSET VALUE, END OF PERIOD	$4.21	$5.59	$7.03	$7.12	$7.15	$7.28
MARKET PRICE, END OF PERIOD	$4.16	$4.34	$6.47	$6.37	$6.29	$6.83
Total return, based on NAV[3,4]	(18.81)%	(12.32)%	7.29%	7.98%	6.69%	12.05%
Total return, based on Market Price Per Share[4]	3.33%	(26.04)%	10.37%	9.82%	0.04%	4.97%
NET ASSETS, END OF PERIOD (MILLIONS)	$312	$414	$520	$526	$529	$538
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.09%[5]	0.91%	0.85%[6]	0.90%	1.25%	1.26%
Net expenses	1.09 [5]	0.91 [7]	0.85 [6,8]	0.90 [8]	1.25	1.26
Net investment income	14.22 [5]	9.03	7.55	7.62	7.07	7.73
PORTFOLIO TURNOVER RATE	24%	54%	56%	65%	22%	31%

[1]	For the six months ended March 31, 2009 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.
[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MARCH 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$298,709,088	$2,246,785	$292,220,227	$4,242,076
Other financial instruments*	(560,647)	—	(560,647)	—
Total	$298,148,441	$2,246,785	$291,659,580	$4,242,076

*  Other financial instruments include swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES
Balance as of September 30, 2008	$1,268,368
Accrued premiums/discounts	21,216
Realized gain (loss)	(2,211,811	)(1)
Change in unrealized appreciation (depreciation)	2,213,633	(2)
Net purchases (sales)	(57,444)
Transfers in and/or out of Level 3	3,008,114
Balance as of March 31, 2009	$4,242,076
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(15,415,814	)(2)

(1)  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

(2)  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

24	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

(e) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater

26	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred balances are reported in the Statement of Operations under Directors’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of March 31, 2009, the Fund had accrued $9,604 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$83,589,188
Sales	77,108,997

28	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 3,879,258
Gross unrealized depreciation	(178,370,872)
Net unrealized depreciation	$(174,491,614)

During the six months ended March 31, 2009, written option transactions for the Fund were as follows:

	NOTIONAL PAR	PREMIUMS
Written options, outstanding September 30, 2008	7,600,000	$166,250
Options written	—	—
Options closed	—	—
Options exercised	(3,800,000)	(114,950)
Options expired	(3,800,000)	(51,300)
Written options, outstanding March 31, 2009	—	—

At March 31, 2009, the Portfolio held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse (CDX
North America			5.000%
High Yield Index)	$1,824,000	6/20/13	quarterly	$(499,457)	$(209,671)	$(289,786)
Credit Suisse (CDX
North America			5.000%
High Yield Index)	1,824,000	6/20/13	quarterly	(499,457)	(228,596)	$(270,861)
Net unrealized depreciation on sales of credit default swaps on credit indices						$(560,647)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

4. Capital loss carryforward

As of September 30, 2008, the Fund had a net capital loss carryforward of approximately $276,188,983, of which $69,256,717 expires in 2009, $141,417,884 expires in 2010, $62,116,725 expires in 2011, $2,542,282 expires in 2012 and $855,375 expires in 2016. These amounts will be available to offset any future taxable capital gains.

5. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

30	Western Asset High Income Opportunity Fund Inc. 2009 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset High Income Opportunity Fund, Inc.(the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (together with Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-End Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-End Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and the other Legg Mason Closed-End Funds (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-End Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-End Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

Western Asset High Income Opportunity Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited) continued

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all nonleveraged closed-end high current yield funds,

32	Western Asset High Income Opportunity Fund Inc.

as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper. The Performance Universe consisted of five funds for the 1-year period ended June 30, 2008 and four funds for the 3-, 5- and 10-year periods ended such date.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1- and 5-year periods ended June 30, 2008 was ranked third among the funds in the Performance Universe for that period and that the Fund’s performance for each of the 3- and 10-year periods ended June 30, 2008 was ranked fourth among the funds in the Performance Universe for that period. In discussing the Fund’s performance, the Manager noted, among other things, that the small number of funds in the Performance Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult. For the 3-, 5- and 10-year periods, three of the four funds in the Performance Universe were managed by Western Asset. The Board also considered the volatile market conditions during the past year and the Fund’s performance in relation to its benchmark and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance did not support a decision against continuation of the Management Agreement and Sub-advisory Agreements.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser (the “Sub-Advisory Fee”) is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and four other nonleveraged closed-end high current yield funds, as classified by Lipper. The five funds in the Expense Universe had assets ranging from $55.0 million to the Fund’s $535.5 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the

Western Asset High Income Opportunity Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) continued

Management Fee on a contractual basis was ranked third among the five funds in the Expense Universe; the Fund’s Management Fee on an actual basis (i.e., giving in effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked third among the funds in the Expense Universe; and the Fund’s actual total expenses were ranked second among the funds in the Expense Universe. The Fund’s Management Fee, whether on a contractual or actual basis, was at the Expense Universe median while its actual total expenses were better than the Expense Universe median The Board noted the small number of funds in the Expense Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received a profitability analysis of the Manager and its affiliates in providing services to the Fund for the fiscal years ended March 31, 2008 and March 31, 2007. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The Board did not consider profitability to be such as to support a

34	Western Asset High Income Opportunity Fund Inc.

determination against continuation of the Management Agreement and Sub-Advisory Agreements but determined that profitability to the Manager in providing services to the Fund merited continued monitoring at current levels, even though the profitability analysis presented to the Board indicated that profitability to the Manager had decreased by 1 percent during the period covered by the analysis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan. Any significant growth in its assets, therefore, generally would occur through appreciation in the value of the Fund’s investment portfolio. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset High Income Opportunity Fund Inc.	35

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on February 6, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEES	Votes For	Votes Withheld
Paolo M. Cucchi	57,165,392	6,125,213
R. Jay Gerken	57,264,411	6,026,194

At March 31, 2009, in addition to Paolo M. Cucchi and R. Jay Gerken, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

36	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a

Western Asset High Income Opportunity Fund Inc.	37

Dividend reinvestment plan (unaudited) continued

shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

38	Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
1 Lincoln Street
Officers	Boston, Massachusetts 02111
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer & Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Steven Frank
Controller	New York Stock Exchange Symbol
HIO
Albert Laskaj
Controller

Western Asset High Income Opportunity Fund Inc.
55 Water Street
New York, New York 10041

Western Asset High Income Opportunity Fund Inc.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04035 5/09 SR09-801

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	June 4, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	June 4, 2009